UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005 (March 15, 2005)

PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

12500 West Creek Parkway
Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

(804) 484-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.37 Performance Food Group Company 2005 Cash Incentive Plan
Ex-10.38 Form Restricted Share Award Agreement

Item 1.01. Entry into a Material Definitive Agreement.

     On March 15, 2005, after consideration of the performance of the Company and the individuals noted and such other matters and information as deemed appropriate, the Compensation Committee (the “Committee”) of the Board of Directors of Performance Food Group Company approved the following actions:

     Fiscal 2004 Bonuses. Fiscal 2004 discretionary bonuses for the Company’s named executive officers for 2004 were approved as follows:

				Restricted
				Stock Bonus
		Cash Bonus		Amount (in
Name	Title	Amount		Shares)(2)
Robert C. Sledd	Chairman, President and Chief Executive Officer	$91,000		6,000
Tom Hoffman	Chief Executive Officer - Customized Segment	$164,000	(1)	5,000
Steve Spinner	Chief Executive Officer - Broadline Segment	$61,000		3,500
John D. Austin	Senior Vice President and Chief Financial Officer	$47,000	(3)	2,500

(1)	Mr. Hoffman’s cash bonus includes $118,000 earned by Mr. Hoffman with respect to prior fiscal periods under longer-term performance criteria established under the Company’s prior bonus plan.

(2)	The shares of restricted stock vest 50% on the first anniversary of the date of grant and 25% on each of the second and third anniversaries of the date of grant; provided that such restricted shares will become fully vested upon the recipient’s death, Disability or Retirement or upon a Change in Control of the Company (each as defined in the 2003 Equity Incentive Plan (the “2003 Plan”)). The restricted share awards are subject to the terms of the 2003 Plan and the individual award agreements substantially in the form of Exhibit 10.38 hereto and incorporated herein by reference.

(3)	The Compensation Committee also approved awarding a cash bonus of $75,000 to Mr. Austin upon the consummation of the sale of the Company’s Fresh-cut division to Chiquita Brands International, Inc. provided that Mr. Austin remains continuously employed by the Company to such date.

     Fiscal 2005 Base Salaries. The base salary levels, retroactive to January 2, 2005, of the persons who are anticipated to constitute the Company’s named executive officers for 2005 were set as follows:

Name	Title	2005 Base Salary
Robert C. Sledd	Chairman, President and Chief Executive Officer	$635,000
Tom Hoffman	Chief Executive Officer - Customized Segment	$320,000
Steve Spinner	Chief Executive Officer - Broadline Segment	$420,000
John D. Austin	Senior Vice President and Chief Financial Officer	$325,000
Keith Middleton	Controller	$190,000

     2005 Cash Incentive Plan. The Performance Food Group Company 2005 Cash Incentive Plan (the “Cash Incentive Plan”) is intended to provide incentives to members of management, including the Company’s named executive officers, in the form of cash bonus payments for achieving certain performance goals established by the Committee. The performance awards will be based on achievement of established earnings before interest and taxes goals as well as other criteria of the type specified in Section 11 of the 2003 Plan specific to the individual. Actual awards can range from zero to 123% of a participant’s base salary. The Compensation Committee will administer and make all determinations under the Cash Incentive Plan.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit No.	Exhibit
	10.37	Performance Food Group Company 2005 Cash Incentive Plan

	10.38	Form of Restricted Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY
By:	/s/ John D. Austin
John D. Austin
Senior Vice President and Chief Financial Officer

Date: March 21, 2005

EXHIBIT INDEX

(c)	Exhibit No.	Exhibit
	10.37	Performance Food Group Company 2005 Cash Incentive Plan

	10.38	Form Restricted Share Award Agreement

5